Exhibit 99.1

For more information contact:
Derek McClain, 214-863-3544
Barbara Bower, 214-863-3020

TRAMMELL CROW COMPANY ANNOUNCES AGREEMENT
TO BE ACQUIRED FOR
$49.51 PER SHARE OR APPROXIMATELY $2.2 BILLION

DALLAS, TEXAS,October 31, 2006 — Trammell Crow Company (NYSE: TCC) today announced the execution of a definitive agreement whereby CB Richard Ellis Group, Inc. (NYSE: CBG) would acquire the Company in a transaction valued at approximately, $2.2 billion, including the assumption of corporate debt and transaction and integration costs. Under the terms of the agreement, Trammell Crow Company’s stockholders will receive $49.51 in cash for each share of Trammell Crow Company common stock they hold.

Robert Sulentic, the Company’s Chairman and Chief Executive Officer, stated, “We are committed to providing outstanding value for our shareholders, and this combination accomplishes that objective. Our shareholders will receive value through the purchase of their shares at a very attractive price. We also believe our clients will benefit from the capabilities and resources of this expanded global platform.”

The Board of Directors of Trammell Crow Company has unanimously approved the merger agreement and has recommended to its stockholders that they approve and adopt the agreement. Completion of the transaction is conditioned on, among other things, regulatory review and approval by the Company’s stockholders. The transaction is not conditioned on the receipt of financing by CB Richard Ellis Group, Inc. The transaction is expected to close late 2006 or early 2007.

Lazard Freres & Co. LLC acted as financial advisor to the Company and provided a fairness opinion to the Board of Directors of the Company in connection with the transaction.

A conference call hosted by Robert Sulentic and Derek McClain, the Company’s Chief Financial Officer, and other members of Company management, will be held at 11:00 a.m. Eastern Time on November 2 to discuss the financial results for the third quarter ended September 30, 2006, and to address the pending sale of the Company.

A live web cast of the call may be accessed through the Investor Relations section of Trammell Crow Company’s website at www.trammellcrow.com. A replay of the call also will be available through the Investor Relations section of Trammell Crow Company’s website through November 9, 2006.

About Trammell Crow Company

Founded in 1948, Trammell Crow Company is one of the largest diversified commercial real estate services companies in the world. The Company provides brokerage, project management, building management, and development and investment services to both investors in and users of commercial real estate. In addition to its full service offices located throughout the United States, the Company has offices in Canada, Europe, Asia and Latin/South America focused on the delivery of real estate services to user clients. The Company delivers brokerage services outside the United States through strategic alliances with leading providers - in Europe and Asia, through Savills, plc, a leading property services company based in the United Kingdom; and in Canada, through JJ Barnicke, a leading Canadian real estate services provider. The Company delivers building management, brokerage, and project management services in India through Trammell Crow Meghraj, India’s leading property services company jointly owned by the Company and certain international partners. Trammell Crow Company is traded on the New York Stock Exchange under the ticker symbol “TCC” and is located on the World Wide Web at www.trammellcrow.com.

Additional Information and Where to Find It

In connection with the proposed merger, Trammell Crow Company will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF TRAMMELL CROW COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at ir@trammellcrow.com, or by mail at Investor Relations, 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201, or by telephone: (214) 863-3020. In addition, documents filed with the SEC by Trammell Crow Company are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov.

Trammell Crow and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information concerning the special interests of these directors, executive officers and other members of the Company’s management and employees in the proposed transaction will be included in the proxy statement of the Company described above. Information regarding Trammell Crow’s directors and executive officers is also available in its proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 17, 2006, and also in its proxy statement for a Special Meeting of Stockholders, which was filed with the SEC on July 5, 2006. This document is available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at the Company as described above.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this press release, including without limitation statements containing the words “believe,” “anticipate,” “attainable,” “forecast,” “will,” “may,” “expect(ation),” “envision,” “project,” “budget,” “objective,” “goal,” “target(ing),” “estimate,” “could,” “should,” “would,” “conceivable,” “intend,” “possible,” “prospects,” “foresee”, “look(ing) for,” “look to” and words of similar import, are forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements involve known and unknown risks, uncertainties and other matters which may cause the actual results, performance or achievements of the Company or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other matters include, but are not limited to (i) the ability of the Company to complete the proposed transaction with [Ocean] due to a number of factors, including but not limited to, the ability of the Company and [Ocean] to satisfy the various conditions contained in the merger agreement between the parties, including Trammell Crow stockholder approval, regulatory approvals and other customary conditions, (ii) the ability of the Company to retain its major customers and renew its contracts, (iii) the ability of the Company to attract new user and investor customers, (iv) the ability of the Company to manage fluctuations in net earnings and cash flow which could result from the Company’s participation as a principal in real estate investments, (v) the Company’s ability to continue to pursue its growth strategy, (vi) the Company’s ability to pursue strategic acquisitions on favorable terms and manage challenges and issues commonly encountered as a result of those acquisitions, (vii) the Company’s ability to compete in highly competitive national and local business lines, (viii) the Company’s ability to attract and retain qualified personnel in all areas of its business (particularly senior management), (ix) the timing of individual transactions, (x) the ability of the Company to identify, implement and maintain the benefit of cost reduction measures and achieve economies of scale and (xi) the ability of the Company to compete effectively in the international arena and manage the risks of operating in the international arena (including foreign currency exchange risk). In addition, the Company’s ability to achieve certain anticipated results will be subject to other factors affecting the Company’s business that are beyond the Company’s control, including but not limited to general economic conditions (including interest rates, the cost and availability of capital for investment in real estate, clients’ willingness to make real estate commitments and other factors impacting the value of real estate assets), the effect of government regulation on the conduct of the Company’s business and the threat of terrorism and acts of war. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such statements or publicly announce any updates or revisions to any of the forwardlooking statements contained herein to reflect any change in the Company’s expectation with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements. Reference is hereby made to the disclosures contained under in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2006.

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